                                                                    EXHIBIT 99.2


                                AUTONATION, INC.
                    UNAUDITED CONSOLIDATED INCOME STATEMENTS
                     ($ in millions, except per share data)

                                                 Three Months Ended March 31,
                                                 ----------------------------
                                                     2003            2002
                                                  ---------       ---------
Revenue:
    New vehicle                                   $ 2,609.5       $ 2,813.1
    Used vehicle                                      906.7           947.0
    Parts and service                                 599.4           611.9
    Finance and insurance                             122.2           121.1
    Other                                             221.5           257.6
                                                  ---------       ---------
Total revenue                                       4,459.3         4,750.7
                                                  ---------       ---------

Cost of operations:
    New vehicle                                     2,412.5         2,591.2
    Used vehicle                                      803.1           838.5
    Parts and service                                 338.7           347.1
    Other                                             196.9           234.0
                                                  ---------       ---------
Total cost of operations                            3,751.2         4,010.8
                                                  ---------       ---------

Gross profit                                          708.1           739.9

Selling, general and administrative expenses          523.0           548.1
Depreciation                                           16.9            15.7
Amortization                                            0.6             0.6
Loan and lease underwriting income, net                (2.9)           (0.2)
Other losses                                            0.3             0.4
                                                  ---------       ---------

Operating income                                      170.2           175.3

Floorplan interest expense                            (19.5)          (18.2)
Interest expense - IRS settlement                      (1.9)             --
Other interest expense                                (13.7)          (11.7)
Interest income                                         1.1             3.3
Other income (expense)                                  1.1            (0.2)
                                                  ---------       ---------

Income from continuing operations
  before income taxes                                 137.3           148.5

Provision for income taxes                             52.9            56.8
Income tax benefit from IRS settlement               (127.5)             --
                                                  ---------       ---------

Net income from continuing operations                 211.9            91.7

Loss from discontinued operations,
  net of income taxes                                 (12.3)             --
                                                  ---------       ---------

Net income before cumulative effect of
  accounting change                                   199.6            91.7

Cumulative effect of accounting change,
  net of income taxes                                 (14.6)             --
                                                  ---------       ---------

Net income                                        $   185.0       $    91.7
                                                  =========       =========

Diluted earnings per share:
    Continuing operations                         $    0.72       $    0.28
    Discontinued operations                           (0.04)             --
    Cumulative effect of accounting change            (0.05)             --
                                                  ---------       ---------
    Net income                                    $    0.63       $    0.28
                                                  =========       =========

Weighted average common and common
     equivalent shares outstanding                    294.2           325.9
                                                  =========       =========

Common shares outstanding                             282.5           320.8
                                                  =========       =========


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



                                AUTONATION, INC.
                          UNAUDITED SUPPLEMENTARY DATA
              ($ in millions, except gross profit per vehicle data)




OPERATING HIGHLIGHTS
                                                                    Three Months Ended March 31,
                                                  ------------------------------------------------------------
                                                     2003             2002         $ Variance       % Variance
                                                  ----------       ----------       ----------       ----------
Revenue:
  New vehicle                                     $  2,609.5       $  2,813.1       $   (203.6)            (7.2)
  Used vehicle                                         906.7            947.0            (40.3)            (4.3)
  Parts and service                                    599.4            611.9            (12.5)            (2.0)
  Finance and insurance                                122.2            121.1              1.1              0.9
  Other                                                221.5            257.6            (36.1)           (14.0)
                                                  ----------       ----------       ----------
                                                  $  4,459.3       $  4,750.7       $   (291.4)            (6.1)
                                                  ==========       ==========       ==========


Gross profit:
  New vehicle                                     $    197.0       $    221.9       $    (24.9)           (11.2)
  Used vehicle                                         103.6            108.5             (4.9)            (4.5)
  Parts and service                                    260.7            264.8             (4.1)            (1.5)
  Finance and insurance                                122.2            121.1              1.1              0.9
  Other                                                 24.6             23.6              1.0              4.2
                                                  ----------       ----------       ----------
                                                       708.1            739.9            (31.8)            (4.3)

Selling, general and administrative expenses           523.0            548.1             25.1              4.6

Depreciation                                            16.9             15.7             (1.2)
Amortization                                             0.6              0.6               --
Loan and lease underwriting income, net                 (2.9)            (0.2)             2.7
Other losses                                             0.3              0.4              0.1
                                                  ----------       ----------       ----------
 Operating income                                      170.2            175.3             (5.1)            (2.9)

Floorplan interest expense                             (19.5)           (18.2)            (1.3)            (7.1)
Interest expense - IRS settlement                       (1.9)              --             (1.9)
Other interest expense                                 (13.7)           (11.7)            (2.0)           (17.1)
Interest income                                          1.1              3.3             (2.2)           (66.7)
Other income (expense)                                   1.1             (0.2)             1.3
                                                  ----------       ----------       ----------
  Income from continuing operations
    before income taxes                           $    137.3       $    148.5       $    (11.2)            (7.5)
                                                  ==========       ==========       ==========

Retail vehicle sales:
   New                                                93,782          103,807          (10,025)            (9.7)
   Used                                               59,716           62,825           (3,109)            (4.9)
                                                  ----------       ----------       ----------
                                                     153,498          166,632          (13,134)            (7.9)
                                                  ==========       ==========       ==========

Gross profit per vehicle retailed:
   New                                            $    2,101       $    2,138       $      (37)            (1.7)
   Used                                           $    1,735       $    1,727       $        8              0.5
   Finance and insurance                          $      796       $      727       $       69              9.5

OPERATING PERCENTAGES
                                                 Three Months Ended March 31,
                                                 ----------------------------
                                                    % 2003          % 2002
                                                  ----------      ----------
Revenue mix percentages:
  New vehicle                                           58.5            59.2
  Used vehicle                                          20.3            19.9
  Parts and service                                     13.4            12.9
  Finance and insurance                                  2.7             2.6
  Other                                                  5.1             5.4
                                                  ----------      ----------
                                                       100.0           100.0
                                                  ==========      ==========


Operating items as a percentage of revenue:
  Gross profit:
    New vehicle                                          7.5             7.9
    Used vehicle                                        11.4            11.5
    Parts and service                                   43.5            43.3
    Finance and insurance                              100.0           100.0
    Other                                               11.1             9.2
      Total                                             15.9            15.6
  Selling, general and administrative expenses          11.7            11.5
  Operating income                                       3.8             3.7

Operating items as a percentage of total gross profit:
  Selling, general and administrative expenses          73.9            74.1
  Operating income                                      24.0            23.7



                                AUTONATION, INC.
                     UNAUDITED SUPPLEMENTARY DATA, Continued
                                 ($ in millions)




CASH FLOW INFORMATION

                                              Three Months Ended March 31,
                                              -----------------------------
                                               2003                  2002
                                              -------               -------


Capital expenditures, excluding property
    operating lease buy-outs                  $  23.9               $  28.7
Property operating lease buy-outs             $   8.8               $    --
Stock repurchases                             $ 204.6               $  35.9
Acquisitions                                  $  45.1               $ 127.7
Proceeds from exercises of stock options      $  12.9               $  20.2





FLOORPLAN ASSISTANCE AND EXPENSE


                                                Three Months Ended March 31,
                                           ----------------------------------------
                                            2003            2002          Variance
                                            ----            ----          --------
Floorplan assistance (included in
  cost of operations)                      $28.4           $29.4           $(1.0)
Floorplan interest expense                 (19.5)          (18.2)           (1.3)
                                           -----           -----           -----

  Net inventory carrying
    benefit (cost)                         $ 8.9           $11.2           $(2.3)
                                           =====           =====           =====


BALANCE SHEET AND OTHER HIGHLIGHTS


                                          March 31, 2003       December 31, 2002     March 31, 2002
                                          --------------       -----------------     --------------
Cash and cash equivalents                  $   185.7               $   176.2            $   105.5
Inventory                                  $ 2,803.5               $ 2,598.4            $ 2,363.1
Floorplan notes payable                    $ 2,563.2               $ 2,302.5            $ 2,031.0
Non-vehicle debt                           $   712.0               $   651.3            $   653.5
Equity                                     $ 3,901.4               $ 3,910.2            $ 3,903.0
Days supply (trailing 30 days):
       New                                   79 days                 79 days              58 days
       Used                                  33 days                 40 days              37 days




COMPARABLE BASIS RECONCILIATION


                                                                Net Income                       Diluted Earnings Per Share
                                                       ------------------------------           -----------------------------
                                                        Three Months Ended March 31,             Three Months Ended March 31,
                                                       ------------------------------           ------------------------------
                                                         2003                 2002                2003                 2002
                                                       --------             --------            --------             --------
Net income, as reported                                $  185.0             $   91.7            $   0.63             $   0.28

  Discontinued operations                                  12.3                   --                0.04                   --
  Cumulative effect of accounting
    change                                                 14.6                   --                0.05                   --
                                                       --------             --------            --------             --------
Net income from continuing
operations, as reported                                   211.9                 91.7                0.72                 0.28
  Income tax benefit from IRS settlement                 (127.5)                  --               (0.43)                  --
                                                       --------             --------            --------             --------
Net income, excluding income tax
  benefit from IRS Settlement                          $   84.4             $   91.7            $   0.29             $   0.28
                                                       ========             ========            ========             ========

                                AUTONATION, INC.
                            UNAUDITED SAME STORE DATA
              ($ in millions, except gross margin per vehicle data)



OPERATING HIGHLIGHTS

                                                                          Three Months Ended March 31,
                                              ------------------------------------------------------------------------------
                                                 2003                  2002                $ Variance             % Variance
                                              ----------            ----------             ----------             ----------
Revenue:
   New vehicle                                $  2,547.0            $  2,792.7             $   (245.7)                  (8.8)
   Used vehicle                                    884.6                 937.4                  (52.8)                  (5.6)
   Parts and service                               583.0                 602.9                  (19.9)                  (3.3)
   Finance and insurance                           119.5                 119.8                   (0.3)                  (0.3)
   Other                                           208.5                 249.7                  (41.2)                 (16.5)
                                              ----------            ----------             ----------
                                              $  4,342.6            $  4,702.5             $   (359.9)                  (7.7)
                                              ==========            ==========             ==========

Gross profit:
   New vehicle                                $    192.3            $    220.4             $    (28.1)                 (12.7)
   Used vehicle                                    101.5                 107.7                   (6.2)                  (5.8)
   Parts and service                               253.0                 260.8                   (7.8)                  (3.0)
   Finance and insurance                           119.5                 119.8                   (0.3)                  (0.3)
   Other                                            19.9                  20.9                   (1.0)                  (4.8)
                                              ----------            ----------             ----------
                                              $    686.2            $    729.6             $    (43.4)                  (5.9)
                                              ==========            ==========             ==========

Store selling, general and
  administrative expense                      $    471.5            $    503.9             $     32.4                    6.4
                                              ==========            ==========             ==========

Retail vehicle sales:
      New                                         91,957               102,998                (11,041)                 (10.7)
      Used                                        58,511                62,031                 (3,520)                  (5.7)
                                              ----------            ----------             ----------
                                                 150,468               165,029                (14,561)                  (8.8)
                                              ==========            ==========             ==========

Gross profit per vehicle retailed:
      New                                     $    2,091            $    2,140             $      (49)                  (2.3)
      Used                                    $    1,735            $    1,736             $       (1)                  (0.1)
      Finance and insurance                   $      794            $      726             $       68                    9.4





OPERATING PERCENTAGES

                                                              Three Months Ended March 31,
                                                              -----------------------------
                                                                % 2003            % 2002
                                                                ------            ------
Revenue mix percentages:
   New vehicle                                                    58.7             59.4
   Used vehicle                                                   20.4             19.9
   Parts and service                                              13.4             12.8
   Finance and insurance                                           2.8              2.5
   Other                                                           4.7              5.4
                                                                 -----            -----
                                                                 100.0            100.0
                                                                 =====            =====


Operating items as a percentage of revenue:
   Gross Profit:
      New vehicle                                                  7.6              7.9
      Used vehicle                                                11.5             11.5
      Parts and service                                           43.4             43.3
      Finance and insurance                                      100.0            100.0
      Other                                                        9.5              8.4
        Total                                                     15.8             15.5
   Store selling, general and administrative expenses             10.9             10.7

Operating items as a percentage of total gross profit:
   Store selling, general and administrative expenses             68.7             69.1



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